                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement         [ ] Confidential, for Use of the Commis-
                                            sion Only (as permitted by Rule 14a-
                                            6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


            VAN KAMPEN TRUST                              (811-04629)


         (Name of Registrant as Specified in Its Declaration of Trust)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.

                                  OCTOBER 1999

                                Important Notice
                   -----------------------------------------

                        TO VAN KAMPEN SHORT-TERM GLOBAL
                            INCOME FUND SHAREHOLDERS

                              QUESTIONS & ANSWERS


                   ------------------------------------------
                      Although we recommend that you read
                     the complete Proxy Statement, for your
                     convenience, we have provided a brief
                     overview of the issues to be voted on.
                   ------------------------------------------


Q  WHY AM I RECEIVING THIS PROXY STATEMENT?

A The primary purpose of this proxy statement is to seek shareholder approval of a plan of liquidation and dissolution for your Fund. You are also being asked to vote for the election of trustees and to ratify the selection of your Fund's independent public accountants.

Q  HOW WILL APPROVAL OF THESE PROPOSALS AFFECT MY ACCOUNT?

A If the proposal to liquidate and dissolve the Fund is approved, the Fund's assets will be liquidated and the proceeds will be distributed to Fund shareholders. Shareholders may elect to receive such distribution in cash, or may exchange their shares of the Fund for shares of one or more other Van Kampen Funds as described in the proxy statement. Shareholders should carefully read and consider the discussion of each proposal in the proxy statement.

Q  WILL MY VOTE MAKE A DIFFERENCE?

A Yes. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the governance of your Fund.

Q  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the trustees of your Fund recommend that you vote "FOR" each of the items proposed.

Q  HOW CAN I VOTE?

A  You can vote in one of four ways:

        -   Internet

        -   Telephone

        -   Mail

        -   In person at the meeting.

        Instructions for casting your vote via the Internet or telephone are found in the enclosed proxy voting material. The required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the Internet or telephone, there is no need to mail the card.

        Whichever method you choose, please take the time to read the entire proxy statement before you vote.

                              ABOUT THE PROXY CARD


                              [sample proxy card]

                             VAN KAMPEN SHORT-TERM
                               GLOBAL INCOME FUND

                        1 PARKVIEW PLAZA, P.O. BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                   TO BE HELD ON                       , 1999

  Notice is hereby given to the holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of the Van Kampen Short-Term Global Income Fund (the "Fund"), a series of the Van Kampen Trust (the "Trust"), that a Special Meeting of the Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook
Terrace, Illinois 60181-5555, on                   , 1999, at 3:30 p.m., for the
following purposes:

1. To approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

2. To elect twelve Trustees of the Trust to serve until their respective successors are duly elected and qualified.

3. To ratify the selection of KPMG LLP as the Fund's independent public accountants.

4.  To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of the Fund at the close of business on
                  , 1999 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    A. THOMAS SMITH III
                                    Vice President and Secretary

October         , 1999

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING AND TO VOTE IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE VOTE IN ONE OF THE FOLLOWING WAYS:

  (i) Internet -- Instructions for casting your vote via the internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

  (ii) Telephone -- Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free 800 number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

  (iii) By mail -- If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR approval of the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

  - FOR election of each of the nominees listed in the Proxy Statement for the Board of Trustees.

  - FOR ratification of the independent public accountants of the Fund.

                            YOUR VOTE IS IMPORTANT.
                        PLEASE VOTE YOUR SHARES PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                             VAN KAMPEN SHORT-TERM
                               GLOBAL INCOME FUND

                        1 PARKVIEW PLAZA, P.O. BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON                 , 1999

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Van Kampen Short-Term Global Income Fund (the "Fund"), a series of the Van Kampen Trust (the "Trust"), of proxies to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1
Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on              , 1999,
at 3:30 p.m. The approximate mailing date of this Proxy Statement and
accompanying form of proxy is October   , 1999.

  Participating in the Meeting are the holders of record of shares of beneficial interest, par value $0.01 per share, of the Fund (collectively, the "Shares"),
as of the close of business on October   , 1999 (the "Record Date"). As of the
Record Date, the Fund had       Shares issued and outstanding. Shareholders of
the Fund on the Record Date are entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

SUMMARY OF THE PROPOSALS

  The primary purposes of the Meeting are to approve the liquidation and dissolution of the Fund, to elect trustees, and to ratify the selection of independent public accountants for the Fund. The Trust, a Delaware business trust, is comprised of three series, including the Fund. The Fund and the other series (the comprising the Trust will participate in a joint special meeting of shareholders held concurrently with the Meeting at which shareholder of the Fund and shareholders of the other series of the Trust will vote to elect trustees of the Trust. The Board of Trustees has determined that a separate proxy statement for the Fund is in the best interests of shareholders given that the proposal to liquidate and dissolve the Fund is specific to the Fund.

  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp.") serves as investment adviser to the Fund. The distributor of the Fund is Van Kampen Funds Inc. (the "Distributor"). The transfer agent for the Fund is Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal business address of Van Kampen Investments, Advisory Corp. and the Distributor is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The principal business address of Investor Services is located at P.O. Box 218256, Kansas City, Missouri 64121-8256. The principal business address of Morgan Stanley Dean Witter is located at Two World Trade Center, New York, New York 10048.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR approval of the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

  - FOR election of each of the nominees listed in the Proxy Statement for the Board of Trustees of the Fund.

  - FOR ratification of the independent public accountants of the Fund.

SUMMARY OF VOTING AND MEETING REQUIREMENTS

  The voting requirement for passage of a particular proposal depends on the nature of the proposal. With respect to Proposal 1, the voting requirement is the "vote of a majority of the outstanding voting securities" of the Fund, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. With respect to Proposal 2, the affirmative vote of a plurality of the Shares of the Trust present in person or by proxy at the Meeting and at the joint special meeting of shareholders of the remaining series of the Trust and entitled to vote is required to elect the nominees to the Board of Trustees of the Trust. Election by plurality means that those persons who receive the highest number of votes cast up to the total number of persons to be elected as trustees shall be elected. With respect to Proposal 3, the affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the Meeting and entitled to vote is required.

  All Shares of the Fund will vote together as a single class on each proposal. An unfavorable vote on a proposal by the shareholders of the Fund will not affect the Fund's implementation of other proposals which receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  Shareholders may vote in any one of four ways: (i) via the internet, (ii) by telephone, (iii) by mail, by returning the enclosed ballot, or (iv) in person at the meeting. Instructions for internet and telephone voting are included with the enclosed proxy voting material. The required control number for internet and telephone voting is printed on the enclosed proxy card. Shareholders who execute proxies by methods (i), (ii) or (iii) may revoke them at any time prior to the meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person.

  Van Kampen Investments and the Fund employ procedures for internet and telephone voting which they consider to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, neither Van Kampen Investments nor the Fund will be liable for following internet or telephone instructions which it believes to be genuine.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "For" a proposal and will have the same effect as votes "Against" a proposal. Broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) do not constitute votes "For" a proposal and will have the same effect as votes "Against" a proposal. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  The Fund knows of no business other than that described in Proposals 1 through 3 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies on such proposal(s), provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposal(s), the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
------------------------------------------------------------------------------
PROPOSAL 1: LIQUIDATING AND DISSOLVING THE FUND PURSUANT TO A PLAN OF
            LIQUIDATION AND DISSOLUTION
------------------------------------------------------------------------------

INTRODUCTION

  At a meeting held September 23, 1999, the Board of Trustees of the Fund considered and unanimously approved Advisory Corp.'s recommendation that the Fund be liquidated and dissolved. The Board of Trustees also directed Advisory Corp., the Fund's investment adviser, to prepare a Plan of Liquidation and Dissolution of the Fund (the "Liquidation Plan") to be submitted for shareholder approval. A copy of the Liquidation Plan is attached hereto as Annex A. If Fund shareholders approve the Liquidation Plan, Advisory Corp. will sell the Fund's portfolio securities and other assets, pay creditors or establish reserves for such payments and distribute the net proceeds of such sales as described below. Shareholders may elect to receive such distribution in cash or may exchange their Shares for shares of one or more other Van Kampen Funds.

BACKGROUND

  The Fund was organized in 1990. The Fund's investment objective is to seek high current income consistent with prudent investment risk. The Fund's investment adviser seeks to achieve the investment objective by investing primarily in a global portfolio of investment-grade debt securities denominated in various currencies and multi-national currency units and by maintaining a dollar-weighted average portfolio duration of not more than three years. As of October 7, 1999, the Fund had net assets of approximately $39.0 million. Advisory Corp. has recommended that the Fund be liquidated and dissolved. Some of the reasons for liquidation are: (1) the Fund's net assets had decreased substantially during the past several years; and (2) as a result of changes in the global securities markets, and particularly changes in western European markets, Advisory Corp. believes there are less attractive investment and marketing opportunities relative to the Fund's initial investment strategy. Advisory Corp. believes that it would be in the best interests of Fund shareholders to approve the liquidation and dissolution of the Fund. Accordingly, Advisory Corp. has recommended liquidating the Fund's assets and distributing the proceeds to Fund shareholders.

  At its September 23, 1999 meeting, the Fund's Board of Trustees agreed with Advisory Corp.'s recommendation. Accordingly, the Fund's Board of Trustees, including all of the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, unanimously adopted resolutions declaring that the proposed liquidation and dissolution was in the best interests of the Fund and its shareholders, approving the Liquidation Plan proposed by Advisory Corp. and directing Advisory Corp. to prepare formally such Liquidation Plan and to submit it for shareholder approval.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

  If the Liquidation Plan is approved by the Fund's shareholders, as of [3:00 p.m. Central time] on the day of approval, the Fund will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash at such prices and on such terms and conditions as Advisory Corp. determines to be reasonable and in the best interests of the Fund and its shareholders. Advisory Corp. anticipates that the aggregate of such prices, net of the Fund's liabilities, will approximate the Fund's net asset value on such date, subject to market changes during the period in which portfolio securities are sold. The Fund then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments the remaining assets among the shareholders of the Fund, with each shareholder as of the date of approval receiving his or her proportionate share of each liquidation distribution on the respective distribution dates. As soon as practical, the Fund will be dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Fund.

  Each shareholder may elect to receive his or her proportionate share of such liquidation distribution in cash. A shareholder also may, in lieu of receiving any such distribution in cash, exchange Shares for shares of one or more other Van Kampen funds following the exchange privilege procedures as outlined in the Fund's current prospectus. In particular, shareholders may wish to consider exchanging their Shares for shares of Van Kampen Reserve Fund (the "Reserve Fund"), a money-market fund with an investment objective to seek protection of capital and high current income.

  Shareholders may exchange all or part of their Shares for the same class of shares of the Reserve Fund or any other Van Kampen fund at the applicable net asset value per share without the imposition of any front-end or contingent deferred sales charge at the time of the exchange. The exchange of Shares for shares of another fund is treated for federal income tax purposes as a sale of the Shares exchanged and an exchanging shareholder may therefore realize a taxable gain or loss in connection with an exchange.

  If Class B Shares or Class C Shares of the Fund are exchanged for Class B Shares or Class C Shares of the Reserve Fund or another Van Kampen fund and such shares are subsequently redeemed and not exchanged for shares of another Van Kampen fund, such Class B Shares or Class C Shares are subject to the contingent deferred sales charge schedule originally imposed by the Fund.

  If the Liquidation Plan is adopted, Advisory Corp. currently estimates that the liquidation distributions will be paid to shareholders during [December], 1999. However, the exact date of the liquidation distributions will depend on the time required to liquidate the Fund's assets. The Fund may, if deemed appropriate, withhold sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Fund. Any amount that is withheld relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined. Advisory Corp. does not anticipate, however, that it will be necessary to withhold any assets to deal with disputed claims or other contingent liabilities. In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, Fund Trustees and officers could be held personally liable. In addition, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

  The Fund does not currently intend to create a separate trust to administer liquidation distributions; however, in the event the Fund is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of the shareholders who cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein.

  As soon as practicable after the distribution of all of the Fund's assets in complete liquidation, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments.

  The Fund may elect not to declare its regular monthly distribution pending the vote on the Plan in order to save the administrative costs which would be associated with payment of such distribution. If the Meeting is adjourned, additional monthly distributions may also be suspended. Any amount that would otherwise have been paid as a monthly distribution will be declared as a distribution when the liquidation proceeds are paid to shareholders and paid with the rest of the proceeds of liquidation.

  Prior to completion of the liquidation, the Fund will send to its shareholders of record a letter of transmittal form for the purpose of exchanging each shareholder's Shares for either shares of another Van Kampen fund or for a liquidation distribution in cash. Shareholders whose Shares are held in the name of their broker or other financial institution will receive any distributions through their nominee firms. No amount will be distributed by the Fund to a shareholder of record unless and until such shareholder delivers to the Fund a signed letter of transmittal form.

FEDERAL INCOME TAX CONSEQUENCES

  PAYMENT BY THE FUND OF LIQUIDATION DISTRIBUTIONS TO SHAREHOLDERS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIPT OF A LIQUIDATING DISTRIBUTION.

  The Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets.

  The payment of liquidation distributions will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and
(b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and generally will be long-term if the Fund shares were held for more than one year at the time of the liquidation distribution.

  As of          , 1999, the Fund had $         in net capital loss
carryforwards that could be used to offset current or future capital gains. The
Fund had $         in unrealized capital gains as of the same date. If the
liquidation and dissolution of the Fund is approved and all or a portion of such capital gains or any additional capital gains are realized, the Fund will be able to use a portion of its net capital loss carryforwards to offset such gains. Any remaining capital loss carryforwards that are not used to offset capital gains realized upon liquidation will be lost, and the benefit of such capital loss carryforwards will not pass through to shareholders. If the Fund did not liquidate, it is possible that sufficient capital gains could be generated in the future to use the entire amount of the Fund's capital loss carryforwards.

  The Fund generally will be required to withhold tax at the rate of 31% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders who have not previously certified to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

  The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations or non-resident aliens. This summary does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidation distribution, as well as any tax consequences under any applicable state, local or foreign laws.

SHAREHOLDER APPROVAL

  To become effective, the Plan of Liquidation must be approved by the "vote of a majority of the outstanding voting securities" of the Fund, as such term is defined in the 1940 Act. The Board of Trustees of the Fund has unanimously approved the proposed Plan of Liquidation and has determined that such Liquidation is in the best interests of the shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN OF LIQUIDATION.
------------------------------------------------------------------------------
PROPOSAL 2: ELECTING TRUSTEES
------------------------------------------------------------------------------

  Shareholders are being asked to elect each of the twelve nominees described below as trustees of the Trust. Trustees elected will serve as trustees until reaching their retirement age or until their successors are duly elected and qualified. The election of the nominees to the Trust's Board of Trustees requires the affirmative vote of a plurality of the Shares of the Trust present in person or by proxy at the Meeting or at the joint special meeting of the remaining series of the Trust and entitled to vote. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed below unless the proxy is marked otherwise.

  Each of the nominees listed below has served as a member of the Board of Trustee since his or her initial election or appointment to the Board of Trustees as set forth in Table D below, except that Mitchell M. Merin and Richard F. Powers III have not previously served on the Board of Trustees. The Board of Trustees has determined that adding Messrs. Merin and Powers to the Board of Trustees is in the best interest of shareholders of the Fund. Messrs. Merin and Powers would replace Messrs. DeMartini and Powell as trustees of the Fund. As described in more detail below, Mr. Merin is now, among other things, President and Chief Operating Officer of Asset Management at Morgan Stanley Dean Witter and Mr. Powers is now, among other things, the President and Chief Executive Officer of Van Kampen Investments. Mr. DeMartini was formerly the President and Chief Operating Officer of Morgan Stanley Dean Witter Individual Asset

Management. Mr. Powell was formerly the Chairman and Director of Van Kampen Investments, Asset Management, Advisory Corp. and the Distributor.

  Each nominee named below has consented to being named herein as a nominee and has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by the Trust's present Board of Trustees.

  The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees and incumbent trustees not standing for re-election.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
TRUSTEE NOMINEES:

J. Miles Branagan.................  Private investor. Trustee of each of the
1632 Morning Mountain Road          funds in the Fund Complex. Co-founder, and
Raleigh, NC 27614                   prior to August 1996, Chairman, Chief
Age: 67                             Executive Officer and President, MDT
                                    Corporation (now known as Getinge/Castle,
                                    Inc., a subsidiary of Getinge Industrier
                                    AB), a company which develops, manufactures,
                                    markets and services medical and scientific
                                    equipment.

Jerry D. Choate...................  Director of Amgen Inc., a biotechnological
Barrington Place, Building 4        company. Trustee of each of the funds in the
18 E. Dundee Road, Suite 101        Fund Complex. Prior to January 1999,
Barrington, IL 60010                Chairman and Chief Executive Officer of The
Age: 60                             Allstate Corporation ("Allstate") and
                                    Allstate Insurance Company. Prior to January
                                    1995, President and Chief Executive Officer
                                    of Allstate. Prior to August 1994, Mr.
                                    Choate held various management positions at
                                    Allstate.

Linda Hutton Heagy................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                         executive search firm. Trustee of each of
233 South Wacker Drive              the funds in the Fund Complex. Prior to
Suite 7000                          1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                   executive recruiting and management
Age: 51                             consulting firm. Formerly, Executive Vice
                                    President of ABN AMRO, N.A., a Dutch bank
                                    holding company. Prior to 1992, Executive
                                    Vice President of La Salle National Bank.
                                    Trustee on the University of Chicago
                                    Hospitals Board, Vice Chair of the Board of
                                    The YMCA of Metropolitan Chicago and a
                                    member of the Women's Board of the
                                    University of Chicago.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
R. Craig Kennedy..................  President and Director, German Marshall Fund
11 DuPont Circle, N.W               of the United States. Trustee of each of the
Washington, DC 20016                funds in the Fund Complex. Formerly, advisor
Age: 47                             to the Dennis Trading. Prior to 1992,
                                    President and Chief Executive Officer,
                                    Director and Member of the Investment
                                    Committee of the Joyce Foundation, a private
                                    foundation.

Mitchell M. Merin*................  President and Chief Operating Officer of
Two World Trade Center              Asset Management of Morgan Stanley Dean
66th Floor                          Witter (since December, 1998); President and
New York, NY 10048                  Director (since April, 1997) and Chief
Age: 45                             Executive Officer (since June, 1998) of
                                    Morgan Stanley Dean Witter Advisors Inc. and
                                    Morgan Stanley Dean Witter Services Company
                                    Inc.; Chairman, Chief Executive Officer and
                                    Director of Morgan Stanley Dean Witter
                                    Distributors Inc. (since June, 1998);
                                    Chairman and Chief Executive Officer (since
                                    June, 1998) and Director (since January,
                                    1998) of Morgan Stanley Dean Witter Trust
                                    FSB; Director of various Morgan Stanley Dean
                                    Witter subsidiaries; President of the Morgan
                                    Stanley Dean Witter Funds and Discover
                                    Brokerage Index Series (since May, 1999);
                                    previously Chief Strategic Officer of Morgan
                                    Stanley Dean Witter Advisors Inc. and Morgan
                                    Stanley Dean Witter Services Company Inc.
                                    and Executive Vice President of Morgan
                                    Stanley Dean Witter Distributors Inc.
                                    (April, 1997-June, 1998), Vice-President of
                                    the Morgan Stanley Dean Witter Funds and
                                    Discover Brokerage Index Series (May, 1997-
                                    April, 1999), and Executive Vice President
                                    of Dean Witter, Discover & Co.

Jack E. Nelson....................  President and owner, Nelson Investment
423 Country Club Drive              Planning Services, Inc., a financial
Winter Park, FL 32789               planning company and registered investment
Age: 63                             adviser. President and owner, Nelson Ivest
                                    Brokerage Services Inc., a member of the
                                    National Association of Securities Dealers,
                                    Inc. and Securities Investors Protection
                                    Corp. Trustee of each of the funds in the
                                    Fund Complex.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Richard F. Powers III*............  President of each of the Funds in the Fund
1 Parkview Plaza                    Complex. Trustee of certain Funds in the
P.O. Box 5555                       Fund Complex and other open-end and
Oakbrook Terrace, IL 60181          closed-end funds advised Asset Management,
Age: 53                             Advisory Corp. or Van Kampen Management Inc.
                                    President and Chief Executive Officer of Van
                                    Kampen Investments. Prior to May 1998,
                                    Executive Vice President and Director of
                                    Marketing at Morgan Stanley Dean Witter &
                                    Co. and Director of Dean Witter Discover &
                                    Co. and Dean Witter Realty. Prior to 1996,
                                    Director of Dean Witter Reynolds Inc.

Phillip B. Rooney.................  Vice Chairman and Director of The
One ServiceMaster Way               ServiceMaster Company, a business and
Downers Grove, IL 60515             consumer services company. Director of
Age: 55                             Illinois Tool Works, Inc., a manufacturing
                                    company, and the Urban Shopping Centers
                                    Inc., a retail mall management company.
                                    Trustee, University of Notre Dame. Trustee
                                    of each of the funds in the Fund Complex.
                                    Prior to 1998, Director of Stone Smurfit
                                    Container Corp., a paper manufacturing
                                    company. Formerly, President, Chief
                                    Executive Officer and Chief Operating
                                    Officer of Waste Management, Inc., an
                                    environmental services company.

Fernando Sisto....................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                    of the Graduate School, Stevens Institute of
Closter, NJ 07624                   Technology. Director, Dynalysis of
Age: 74                             Princeton, a firm engaged in engineering
                                    research. Trustee of each of the funds in
                                    the Fund Complex.

Wayne W. Whalen*..................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive               Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                   counsel to the funds in the Fund Complex,
Age: 60                             and other open-end and closed-end funds
                                    advised by Asset Management, Advisory Corp.
                                    or Van Kampen Management Inc. Trustee of
                                    each of the funds in the Fund Complex, and
                                    Trustee/Managing General Partner of other
                                    open-end and closed-end funds advised by
                                    Asset Management, Advisory Corp. or Van
                                    Kampen Management Inc.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Suzanne H. Woolsey, Ph.D..........  Chief Operating Officer of the National
2101 Constitution Avenue, N.W.      Academy of Sciences/National Research
Room 206                            Council, an independent, federally chartered
Washington, D.C. 20418              policy institution. Director of Neurogen
Age: 57                             Corporation, a pharmaceutical company.
                                    Director of the German Marshall Fund of the
                                    United States, Trustee of Colorado College,
                                    Vice Chair of the Board of the Council for
                                    Excellence in Government. Trustee of each of
                                    the funds in the Fund Complex. Prior to
                                    1993, Executive Director of the Commission
                                    on Behavioral and Social Sciences and
                                    Education at the National Academy of
                                    Sciences/National Research Council. Prior to
                                    1989, Partner of Coopers & Lybrand.

Paul G. Yovovich..................  Private investor. Director of 3Com
Sears Tower                         Corporation, which provides information
233 South Wacker Drive              access products and network system
Suite 9700                          solutions, COMARCO, Inc., a wireless
Chicago, IL 60606                   communications products company, and APAC
Age: 45                             Customer Services, Inc., a provider of
                                    outsourced customer contact services.
                                    Trustee of each of the funds in the Fund
                                    Complex. Prior to May 1996, President of
                                    Advance Ross Corporation, an international
                                    transaction services and pollution control
                                    equipment manufacturing company.

INCUMBENT TRUSTEES NOT STANDING
FOR REELECTION:

Don G. Powell*....................  Currently a member of the Board of Governors
2800 Post Oak Blvd                  and Executive Committee for the Investment
Houston, TX 77056                   Company Institute, and a member of the Board
Age: 59                             of Trustees of the Houston Museum of Natural
                                    Science. Trustee of certain open-end
                                    investment companies advised by Asset
                                    Management, Advisory Corp. or Van Kampen
                                    Management Inc. Immediate past Chairman of
                                    the Investment Company Institute. Prior to
                                    January 1999, Chairman and Director of Van
                                    Kampen Investments, Asset Management,
                                    Advisory Corp., the Distributor, and
                                    Investor Services and Director or officer of
                                    certain other subsidiaries of Van Kampen
                                    Investments. Prior to July 1998, Director
                                    and Chairman of VK/AC Holding, Inc. Prior to
                                    November 1996, President, Chief Executive
                                    Officer and Director of VK/AC Holding, Inc.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Richard M. DeMartini*.............  Chairman and Chief Executive Officer of
Two World Trade Center              International Private Client Group, a
66th Floor                          division of Morgan Stanley Dean Witter & Co.
New York, New York 10048            Director of Dean Witter Reynolds Inc.,
Age: 46                             Chairman and Director of Dean Witter Capital
                                    Corporation. Chairman, Chief Executive
                                    Officer, President and Director of Dean
                                    Witter Alliance Capital Corporation,
                                    Director of the National Healthcare
                                    Resources, Inc., Dean Witter Realty Inc.,
                                    Dean Witter Reynolds Venture Equities Inc.,
                                    DW Window Covering Holding, Inc., and is a
                                    member of the Morgan Stanley Dean Witter
                                    Management Committee. Trustee of the TCW/DW
                                    Funds, Director of the Morgan Stanley Dean
                                    Witter Funds and Trustee of other funds in
                                    the Fund Complex. Prior to March 1999,
                                    Chairman, Chief Executive Officer, President
                                    and Director of Morgan Stanley Dean Witter
                                    Distributors, Inc. Prior to January 1999,
                                    Chairman of Dean Witter Futures & Currency
                                    Management Inc. and Demeter Management
                                    Corporation. Prior to December 1998,
                                    President and Chief Operating Officer of
                                    Morgan Stanley Dean Witter Individual Asset
                                    Management and a Director of Morgan Stanley
                                    Dean Witter Trust FSB. Formerly Vice
                                    Chairman of the Board of the National
                                    Association of Securities Dealers, Inc. and
                                    Chairman of the Board of the Nasdaq Stock
                                    Market, Inc.

------------------------------------------------------------------------------

* Such nominee or trustee is an "interested person" (within the meaning of Section 2(a) (19) of the 1940 Act). Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds. Messrs. Merin and Powers are interested persons of the Funds, Asset Management and Advisory Corp. by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates. Messrs. DeMartini and Powell are interested persons of the Funds, Asset Management and Advisory Corp. by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates.

  As of                   , 1999, incumbent nominees owned, directly or
beneficially, the following number of Class A Shares of the Fund:

  In addition, incumbent nominees defer all or a portion of their compensation from the Fund. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on shares of the Fund or other funds in the Fund Complex as selected by the trustee with the same effect as if such trustee had invested his or her compensation in such funds in the Fund Complex. See the "Compensation Table" below.

  During the Trust's fiscal period ended March 31, 1999, the Board of Trustees held meetings. All of the incumbent nominees to the Board of Trustees attended at least 75% of the meetings and all committee meetings thereof of which such trustee was a member during such fiscal period. During the Fund's fiscal period ended March 31, 1999, the Fund had no standing committees other than an audit committee, a brokerage and services committee and a retirement plan committee.

  The Fund's audit committee currently consists of J. Miles Branagan, Jerry D. Choate, R. Craig Kennedy and Fernando Sisto. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the Fund's financial statements, books of account or internal controls. The Fund's brokerage and services committee currently consists of Linda Hutton Heagy, Jack E. Nelson, Phillip B. Rooney, Suzanne H. Woolsey and Paul G. Yovovich. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Fund's retirement plan committee currently consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's fiscal period ended March 31, 1999, the audit committee of the Fund held 2 meetings and the brokerage and services committee held 6 meetings. The retirement plan committee of the Fund does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

  The trustees of the Fund who are not "interested persons" of the Fund (as defined by the 1940 Act) are required to identify, evaluate and nominate non-interested trustees and are prepared to review nominations from shareholders to fill any vacancies. The Fund has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office. The non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees, as they deem appropriate.

  Each trustee who is not an affiliated person of Van Kampen Investments, Asset Management, Advisory Corp. or the Distributor (each a "Non-Affiliated Trustee") serves as a trustee of each of the funds in the Fund Complex (as defined below). Each of Messrs. Merin and Powers currently is a trustee of two funds in the Fund Complex. Each of Messrs. DeMartini and Powell currently is a trustee of all but two funds in the Fund Complex. As of the date of this Proxy Statement, there are 66 operating funds in the Fund Complex. The "Fund Complex" consists of those open-end investment companies advised by Asset Management or Advisory Corp. and Distributed by the Distributor with the same Non-Affiliated Trustees.

  Each Non-Affiliated Trustee is compensated by an annual retainer and board meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees which allows trustees to defer receipt of their compensation. Deferring compensation has the economic effect as if the Non-Affiliated Trustee invested his or her compensation in the selected funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees which provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a board meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with telephonic special meetings. No compensation is paid in connection with committee meeting.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each trustee has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth in Table D below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                 FUND COMPLEX
                                                  -------------------------------------------
                                                                  AGGREGATE
                                                   AGGREGATE      ESTIMATED
                                                  PENSION OR       MAXIMUM          TOTAL
                                    AGGREGATE     RETIREMENT       ANNUAL       COMPENSATION
                                  COMPENSATION     BENEFITS     BENEFITS FROM      BEFORE
                                     BEFORE         ACCRUED       THE FUND      DEFERRAL FROM
                                  DEFERRAL FROM   AS PART OF        UPON            FUND
            NAME(L)                THE FUND(2)    EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
            -------               -------------   -----------   -------------   -------------
J. Miles Branagan...............     $3,048         $35,691        $60,000        $125,200
Jerry D. Choate(5)..............          0               0         60,000               0
Linda Hutton Heagy..............      3,048           3,861         60,000         112,800
R. Craig Kennedy................      3,048           2,652         60,000         125,200
Jack E. Nelson..................      3,048          18,385         60,000         125,200
Phillip B. Rooney...............      2,448           6,002         60,000         125,200
Dr. Fernando Sisto..............      3,048          68,615         60,000         125,200
Wayne W. Whalen.................      3,048          12,658         60,000         125,200
Suzanne H. Woolsey(5)...........          0               0         60,000               0
Paul G. Yovovich(5).............      1,619               0         60,000          25,300

---------------
(1) Trustees not eligible for compensation are not included in the Compensation Table.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from all three series of the Trust is as follows: Mr. Branagan, $3,048; Ms. Heagy, $3,048; Mr. Kennedy, $1,525; Mr. Nelson, $3,048; Mr. Rooney, $2,448; Dr.
    Sisto, $1,525; Mr. Whalen, $3,048; and Mr. Yovovich, $804. The details of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated

    Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all three operating series of the Trust as of the Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan, $21,964; Mr. Gaughan, $6,321; Ms. Heagy, $27,695; Mr. Kennedy, $48,375; Mr. Miller, $30,195; Mr. Nelson, $64,862; Mr. Rees,
    $8,688; Mr. Robinson, $49,131; Mr. Rooney, $11,775; Dr. Sisto, $8,166; Mr.
    Whalen, $54,350; and Mr. Yovovich, $838. The details of cumulative deferred compensation (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(5) Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full calendar year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have any 1998 calendar year information to report. The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.

                                    TABLE A

                        1999 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES

                                                                              TRUSTEE
                        FISCAL     ---------------------------------------------------------------------------------------------
      FUND NAME        YEAR-END*   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY   YOVOVICH
      ---------        ---------   --------   ------   -----    -------   ------   ------   -----    ------   -------   --------
High Yield Fund......     3/31      $1,253      $0     $1,253   $1,253    $1,253   $1,053   $1,253   $1,253     $0       $  694
Managed Short Term
 Income Fund.........     3/31          **      **         **       **        **      **        **      **      **           **
Short-Term Global
 Income Fund.........     3/31         866       0        866      866       866     666       866     866       0          442
Strategic Income
 Fund................     3/31         929       0        929      929       929     729       929     929       0          483
                                    ------      --     ------   ------    ------   ------   ------   ------     --       ------
 Trust Total.........               $3,048      $0     $3,048   $3,048    $3,048   $2,448   $3,048   $3,048     $0       $1,619

------------------------------------
 * Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short-Term Income Fund has not commenced investment operations as of March 31, 1999.

** Such trustees received an organizational meeting fee of $200/trustee paid by the Adviser in connection with the Fund's organization.

                                    TABLE B

                   1999 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                              TRUSTEE
                        FISCAL     ---------------------------------------------------------------------------------------------
      FUND NAME        YEAR-END*   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY   YOVOVICH
      ---------        ---------   --------   ------   -----    -------   ------   ------   -----    ------   -------   --------
High Yield Fund......    3/31       $1,253      $0     $1,253   $  627    $1,253   $1,053   $  627   $1,253     $0       $  344
Managed Short-Term
 Income Fund.........    3/31           **      **         **       **        **      **        **      **      **           **
Short-Term Global
 Income Fund.........    3/31          866       0        866      433       866     666       433     866       0          220
Strategic Income
 Fund................    3/31          929       0        929      465       929     729       465     929       0          240
                                    ------      --     ------   ------    ------   ------   ------   ------     --       ------
 Trust Total.........               $3,048      $0     $3,048   $1,525    $3,048   $2,448   $1,525   $3,048     $0       $  804

------------------------------------
 * Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short-Term Income Fund has not commenced investment operations as of March 31, 1999.

** Such trustees received an organizational meeting fee of $200/trustee paid by the Adviser in connection with the Fund's organization.

                                    TABLE C

                     1999 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                               TRUSTEE
                       FISCAL     -------------------------------------------------------------------------------------------------
      FUND NAME       YEAR-END*   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    WOOLSEY   YOVOVICH
      ---------       ---------   --------   ------    -----    -------   ------    ------    -----    ------    -------   --------
High Yield Fund......   3/31      $ 7,789      $0     $ 9,678   $16,380   $22,145   $ 4,422   $2,941   $18,589     $0        $359
Managed Short-Term
 Income Fund.........   3/31            0       0           0        0          0         0        0         0      0           0
Short-Term Global
 Income Fund.........   3/31        7,030       0       8,953   15,966     21,293     3,615    2,585    17,822      0         229
Strategic Income
 Fund................   3/31        7,145       0       9,064   16,029     21,424     3,738    2,640    17,939      0         250
                                  -------      --     -------   -------   -------   -------   ------   -------     --        ----
 Trust Total.........             $21,964      $0     $27,695   $48,375   $64,862   $11,775   $8,166   $54,350     $0        $838

                                                                         FORMER TRUSTEES
                                                              -------------------------------------
                         FUND NAME                            GAUGHAN   MILLER     REES    ROBINSON
                         ---------                            -------   ------     ----    --------
High Yield Fund.............................................  $2,107    $10,065   $2,816   $16,377
Managed Short-Term Income Fund..............................       0          0        0         0
Short-Term Global Income Fund...............................   2,107     10,065    2,936    16,377
Strategic Income Fund.......................................   2,107     10,065    2,936    16,377
                                                              ------    -------   ------   -------
 Trust Total................................................  $6,321    $30,195   $8,688   $49,131

------------------------------------

* Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short Term Income Fund has not commenced investment operations as of March 31, 1999.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                        TRUSTEE
                              --------------------------------------------------------------------------------------------
FUND NAME                     BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                     --------   ------   -----    -------   ------   ------   -----   ------   -------   --------
High Yield Fund..............   1995      1999     1995     1993      1986     1997    1995     1986     1999       1998
Managed Short Term
 Income Fund.................   1999      1999     1999     1999      1999     1999    1999     1999     1999       1999
Short-Term Global Income
 Fund........................   1995      1999     1995     1993      1990     1997    1995     1990     1999       1998
Strategic Income Fund........   1995      1999     1995     1993      1993     1997    1995     1993     1999       1998

  The Fund is not required to hold and the Fund does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. The Board of Trustees will be required promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of the Fund. In addition, the Board of Trustees will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.

SHAREHOLDER APPROVAL

  The affirmative vote of a plurality of the Shares of the Trust present in person or by proxy at the Meeting or at the joint special meeting of the remaining series of the Trust and entitled to vote is required to elect the nominees to the Board of Trustees. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

------------------------------------------------------------------------------
PROPOSAL 3: RATIFYING INDEPENDENT PUBLIC
               ACCOUNTANTS FOR THE FUND
------------------------------------------------------------------------------

  The Board of Trustees of the Fund, including a majority of the trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected the firm of KPMG LLP, independent public accountants, to examine the financial statements for the current fiscal year of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. The appointment to the Fund is subject to ratification or rejection by the shareholders of the Fund.

  Representatives of KPMG LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of the Fund, voting as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of the Fund present in person or by proxy and entitled to vote is required to ratify the selection of the independent public accountants for the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND.
------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

  [TO COME]

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund will pay the costs of preparing, printing, mailing and soliciting the enclosed form of proxy, the accompanying Notice and this Proxy Statement and the Meeting. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Advisory Corp. or Asset Management (or their affiliates), or by dealers or their representatives, or by First Data Investor Services Group ("First Data"), a solicitation firm located in Boston, Massachusetts who has been engaged to assist in proxy solicitations. The estimated costs of First Data for mailing, solicitation and tabulation of
shareholder votes are approximately $      .
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  The Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III
                                          Vice President and Secretary
October   , 1999

                                                                         ANNEX A

                                    FORM OF
                      PLAN OF LIQUIDATION AND DISSOLUTION
                                       OF
                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

  This PLAN OF LIQUIDATION (the "Plan") of VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND (the "Fund"), a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and the actions contemplated by it have been approved as of
           , 1999 by the Board of Trustees of the Trust (the "Board" or the "Trustees") on behalf of the Fund as being advisable and in the best interests of the Fund and the Fund's shareholders.

  WHEREAS, Section 9.2 and Section 6.1(h) of the Agreement and Declaration of Trust of the Fund grants the Trustees the authority to liquidate and dissolve the Fund, subject to the affirmative vote of "a majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Board has directed submitting the proposal to liquidate and dissolve the Fund to the shareholders of the Fund at a meeting of shareholders and has authorized distribution of a proxy statement in connection with the solicitation of proxies for such purpose; and

  WHEREAS, for good and sufficient business reasons the Trustees of the Fund desire to liquidate the Fund and distribute the Fund's assets to the shareholders of the Fund.

  NOW, THEREFORE, the Trustees hereby adopt this Plan of Liquidation for the purpose of liquidating the Fund in accordance with the following:

  1. ADOPTION OF THE PLAN. This Plan shall be submitted to the shareholders of the Fund and is subject to the affirmative vote of "a majority of the outstanding voting securities" of the Fund as defined by the 1940 Act. Such approval of the Plan shall constitute approval by the shareholders of the sale of substantially all of the assets of the Fund and approval of other actions as contemplated by the Plan. The effective date of the Plan shall be the date on which it is approved by shareholders (the "Effective Date") and the period between the Effective Date of the Plan and continuing until
             , 1999 is referred to herein as the "Liquidation Period".

  2. DISPOSITION OF ASSETS. Prior to and after the Effective Date of the Plan, the Fund's investment adviser shall use all commercially reasonable efforts to sell all of the Fund's portfolio assets for cash and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest in. To the extent the Fund cannot dispose of any such asset or assets prior to expiration of the Liquidation Period, the Fund shall contribute such asset or assets to the Liquidating Trust referred to in Section 7 below.

  3. DISPOSITION OF CLAIMS. Prior to and after the Effective Date the Fund shall use all commercially reasonable efforts to assert, prosecute, reduce to judgment, settle and collect all claims (the "Claims") of the Fund. To the extent the Fund cannot resolve any Claim prior to expiration of the Liquidation Period, then not later than the last day of such period the Fund shall contribute all such unresolved Claims to the Liquidating Trust along with such amounts of cash and other assets as the Fund shall determine might reasonably be required to resolve such unresolved claims.

  4. TRANSACTIONS. Within the Liquidation Period, the Fund shall have the authority to engage in such other transactions as may be appropriate to its complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds, or other securities or property upon such terms and conditions as the Fund shall determine, with no further approvals by the shareholders except as required by law.

  5. PROVISIONS FOR LIABILITIES. Within the Liquidation Period, the Fund shall pay or discharge or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent or unascertained liabilities and obligations determined or otherwise reasonably estimated to be due either by the Fund or a court of competent jurisdiction (the "Liabilities"). The foregoing may be accomplished by use of one or more trusts (including a liquidating trust), escrows, reserve funds, plans or other arrangements as determined by the Fund or required by law (collectively, the "Reserve Funds"), and the shareholders by adoption of this Plan do constitute and appoint any agent or trustee under the arrangements provided by the Fund pursuant to this Section 5 as the agent or trustee for the limited purposes provided in the agreement in which such purposes are set forth.

  6. DISTRIBUTIONS TO SHAREHOLDERS. Promptly after the Effective Time and from time to time thereafter, the Fund, when and as declared by the Board, shall distribute to shareholders of record as of the Effective Date, cash or other assets (other than cash or other assets held in the Reserve Funds) and all other properties held by it, by way of pro rata liquidating distributions to such shareholders of the Fund. Cash and other assets held in the Reserve Funds (including any income earned thereon) or the Liquidating Trust in excess of the amounts required for the payment or discharge of the Fund's liabilities and obligations shall be distributed to the shareholders at the time and under the conditions set forth in the instruments establishing the Reserve Funds and the Liquidating Trust.

  7. LIQUIDATING TRUST. If necessary, the Fund, as promptly as practicable, but in any event within the Liquidation Period, shall (i) create and execute with one or more trustees ("Trustees") selected by the Board, a liquidating trust agreement (the "Liquidating Trust Agreement"), (ii) grant, assign, and convey to the Trustees of the Liquidating Trust all rights of ownership of the Reserve Funds and any other assets not yet distributed to shareholders, subject to all of the Liabilities and (iii) distribute interests in the Liquidating Trust to its Shareholders (the transactions contemplated by this Section 7, together with the Initial Distribution, shall be referred as the "Liquidation").

        (a) No distributions of any of the assets held by the Trustees of the Liquidating Trust shall be made by the Trustees other than as provided by the express terms and provisions of the Liquidating Trust Agreement, and no assets held by the Trustees shall ever revert or be distributed to the Fund or to any Shareholder, as such, other than a former Shareholder entitled thereto as provided in the Liquidating Trust Agreement. Assets held in the Liquidating Trust shall be distributed to the beneficiaries of the Liquidating Trust at the time and under the conditions set forth in the express terms and provisions of the Liquidating Trust Agreement.

        (b) It is intended that the assignment of the assets to the Trustees of the Liquidating Trust shall, subject to the terms and provisions of the Liquidating Trust Agreement, constitute a final liquidating distribution by the fund to its Shareholders of their pro rata interests in such assets, and the Fund's Shareholders shall be the owners of the Liquidating Trust within the meaning of Sections 671 through 679 of the Code.

  8. RECORD OF DISSOLUTION. Immediately after the distribution of the Fund's assets and the payment of the Fund's debts, the Fund shall terminate and the Certificate of Designation pursuant to which the Fund was established shall be rescinded and of no further force or effect. As soon as practicable after the Effective Date of the liquidation and after the payment of all of the Fund's debts, the Secretary of the Fund shall lodge among the records of the Fund this Plan of Liquidation evidencing the fact of such liquidation and the termination of the Fund.

  9. AMENDMENT OR ABANDONMENT OF PLAN. The Fund may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Fund will materially and adversely affect the interests of the shareholders or delay the time at which distributions of the Fund's net assets will be made, such an amendment or modification will be submitted to the shareholders for approval. In addition, the Fund may abandon this Plan at any time prior to the filing of the Plan among the records of the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders and if shares approve such abandonment in the same manner as they approved the adoption of this Plan.

                            [VAN KAMPEN FUNDS LOGO]

                                         PROXY
                       VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

                            SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Shares of VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND (the "Fund") hereby appoints Dennis J. McDonnell and
           A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza,
           Oakbrook Terrace, Illinois 60181-5555, on        , 1999 at 3:30
           p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD
           ON        , 1999.

                                                Date  , 1999

                                                  PLEASE SIGN IN BOX BELOW

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

                                                  Signature(s) Title(s) if
                                                         applicable

                 1.   The proposal to liquidate and dissolve the Fund pursuant to   FOR    AGAINST   ABSTAIN
                      a Plan of Liquidation and Dissolution.                        [ ]      [ ]       [ ]
                 2.   Authority to vote for the election as Trustees the nominees                    FOR ALL
                      named below:                                                  FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      J. Mile Branagan, Jerry D. Choate, Mitchell M. Merin, Linda
                      Hutton Heagy, R. Craig Kennedy, Jack E. Nelson, Richard F.
                      Powers III, Phillip B. Rooney, Fernando Sisto, Wayne W.
                      Whalen, Suzanne H. Woolsey and Paul G. Yovovich.
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify the selection of KPMG LLP as the
                 3.   Fund's independent accountants.                               FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 4.   the Meeting.                                                  FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]

                      THREE EASY WAYS TO VOTE YOUR PROXY.
                CHOOSE THE METHOD THAT'S MOST CONVENIENT FOR YOU
                           AND VOTE YOUR PROXY TODAY!

   1. VOTE BY TELEPHONE. JUST CALL OUR DEDICATED TOLL-FREE PROXY VOTING
   NUMBER.

                                 1-888-221-0697
   ENTER THE CONTROL NUMBER THAT APPEARS ON THE FRONT OF YOUR PROXY CARD AND FOLLOW THE VOICE PROMPTS TO RECORD YOUR VOTE. TELEPHONE VOTING IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. IF YOU HAVE RECEIVED MORE THAN ONE PROXY CARD, EACH CARD HAS A DIFFERENT CONTROL NUMBER AND MUST BE VOTED SEPARATELY. YOU CAN VOTE ALL OF YOUR CARDS ON THE SAME PHONE CALL.

   2. VOTE ON THE INTERNET. LOG ON TO OUR PROXY VOTING WEBSITE.

                                WWW.PROXYWEB.COM
   ENTER THE CONTROL NUMBER THAT APPEARS ON THE FRONT OF YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS ON THE SCREEN. AGAIN, YOU MUST VOTE EACH CARD SEPARATELY. YOU CAN VOTE ALL CARDS IN THE SAME SESSION.

   3. VOTE BY MAIL. SIGN YOUR PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR
                                 PROXY CARD(S).